March 13, 1996

                                SUPPLEMENT TO THE
                        PIONEER GROWTH SHARES PROSPECTUS
                              dated April 28, 1995
                            revised October 16, 1995

The  following   information   supplements  the  corresponding  section  in  the
Prospectus.

Management of the Fund

         Each domestic equity portfolio managed by PMC, including Pioneer Growth Shares, is overseen by an Equity Committee, which consists of PMC's most senior equity professionals, and a Portfolio Management Committee, which consists of PMC's domestic equity portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years.

         Mr. Jeffrey B. Poppenhagen, Portfolio Manager, assumed primary responsibility for the day-to-day management of the Fund on February 20, 1996. Mr. Poppenhagen joined PMC in February, 1996. Prior to joining PMC, Mr.
Poppenhagen was a portfolio manager and analyst for a number of equity portfolios.

                                                                       0396-3216
                                             (C) Pioneer Funds Distributor, Inc.